GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (100.41%)(a)

Private Investment Funds (77.08%)*
AEW Core Property Trust (U.S.), Inc.	6,421	$7,608,539
Ares Real Estate Enhanced Income Fund, L.P.	N/A	65,641,589
Barings Core Property Fund, L.P.	64,706	9,822,278
BGO Diversified US Property Fund, L.P.	5,252	14,423,038
Brookfield Senior Mezzanine Real Estate Finance Fund	116,537	120,807,568
CA Student Living Income and Growth Fund	85,518	104,279,349
CBRE U.S. Core Partners, L.P.	98,634,609	180,082,502
CBRE U.S. Logistics Partners, L.P.	156,217,160	180,968,632
Clarion Gables Multifamily Trust, L.P.	88,035	144,569,675
Clarion Lion Industrial Trust, L.P.	72,040	242,563,110
Clarion Lion Properties Fund, L.P.	200,008	363,685,277
Cortland Growth and Income Fund, L.P.	272,112	400,883,540
CrossHarbor Strategic Debt Fund, L.P.	N/A	74,002,954
Dream U.S. Industrial Fund, L.P.	85,975	122,846,162
GWL U.S. Property Fund, L.P.	N/A	22,036,720
Heitman America Real Estate Trust, L.P.	15,606	21,845,247
Heitman Core Real Estate Debt Income Trust	129,934	130,793,764
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	979,916	100,889,174
Manulife U.S. Real Estate Fund, L.P.	19,523	35,785,485
Morgan Stanley Prime Property Fund	11,677	255,927,179
Oaktree Real Estate Income Fund, L.P.	N/A	197,936,739
PGIM Real Estate US Debt Fund, L.P.	58,041	75,384,095
Principal Real Estate Liquid Debt Fund, L.P.	3,065,779	79,648,652
PRISA, L.P.	19,222	41,570,312
Prologis Targeted U.S. Logistics Fund, L.P.	34,887	99,456,189
Sentinel Real Estate Fund, L.P.	705	80,292,990
Stockbridge Smart Markets Fund, L.P.	17,578	33,231,580
TA Realty Core Property Fund, L.P.	101,640	146,707,721
TA Realty Logistics Fund, L.P.	84,254	87,743,244
TCM CRE Credit Fund, L.P.	118,586	119,377,804
UBS Trumbull Property Fund	1,472	16,086,732
USAA US Government Building Fund, LLC	N/A	65,046,865
Ventas Life Science and Healthcare Real Estate Fund	155,111	200,222,428
Voya Commercial Mortgage Lending Fund, L.P.	N/A	60,536,226
		3,902,703,359

Publicly Traded Securities (23.33%)
Acadia Realty Trust	569,660	12,435,678
Agree Realty Corp.	389,996	27,830,114

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Alexandria Real Estate Equities, Inc.	49,050	$10,936,188
American Campus Communities, Inc.	413,516	23,690,332
American Tower Corp.	24,093	7,047,202
Americold Realty Trust	465,785	15,273,090
Apple Hospitality REIT, Inc.	216,586	3,497,864
AvalonBay Communities, Inc.	197,540	49,896,629
Brixmor Property Group, Inc.	1,223,525	31,089,770
Cousins Properties, Inc.	352,570	14,201,520
Digital Realty Trust, Inc.	224,670	39,737,383
Diversified Healthcare Trust	731,290	2,259,686
Duke Realty Corp.	563,480	36,986,827
Empire State Realty Trust, Inc., Class A	406,543	3,618,233
EPR Properties	166,620	7,912,784
Equinix, Inc.	91,794	77,643,037
Equity Residential	459,682	41,601,221
Essex Property Trust, Inc.	24,059	8,474,301
Extra Space Storage, Inc.	66,200	15,009,526
First Industrial Realty Trust, Inc.	250,407	16,576,943
Four Corners Property Trust, Inc.	273,381	8,040,135
Healthpeak Properties, Inc.	652,730	23,557,026
Host Hotels & Resorts, Inc.	890,999	15,494,473
Hudson Pacific Properties, Inc.	541,710	13,385,654
Independence Realty Trust, Inc.	313,121	8,087,915
Invitation Homes, Inc.	1,231,253	55,825,011
JBG SMITH Properties	466,790	13,401,541
Kilroy Realty Corp.	298,260	19,822,360
Kite Realty Group Trust	302,520	6,588,886
Life Storage, Inc.	220,170	33,725,641
Medical Properties Trust, Inc.	1,088,422	25,719,412
MGM Growth Properties LLC, Class A	436,570	17,833,884
Mid-America Apartment Communities, Inc.	88,430	20,289,379
Omega Healthcare Investors, Inc.	188,940	5,590,735
Outfront Media, Inc.	327,330	8,778,991
Park Hotels & Resorts, Inc.	387,550	7,316,944
Phillips Edison & Co., Inc.	138,568	4,578,287
Prologis, Inc.	598,940	100,837,538
Public Storage	143,890	53,895,438
Realty Income Corp.	239,308	17,132,060
Rexford Industrial Realty, Inc.	333,580	27,056,674
RPT Realty	516,330	6,908,495
Sabra Health Care REIT, Inc.	862,876	11,683,341
Simon Property Group, Inc.	221,290	35,355,503
SL Green Realty Corp.	78,700	5,642,790
STORE Capital Corp.	211,010	7,258,744

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Sun Communities, Inc.	174,476	$36,634,726
UDR, Inc.	624,978	37,492,430
Ventas, Inc.	781,260	39,938,011
Veris Residential, Inc.	541,865	9,959,479
VICI Properties, Inc.	649,710	19,562,768
Welltower, Inc.	302,210	25,920,552
WeWork, Inc.	156,025	1,341,815
Xenia Hotels & Resorts, Inc.	608,222	11,014,900
		1,181,389,866

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,076,233,138)		5,084,093,225

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (1.62%)(b)
Agree Realty Corp., Series A	4.25%	59,000	1,399,480
American Homes 4 Rent, Series G	5.88%	15,000	384,450
American Homes 4 Rent, Series H	6.25%	179,000	4,841,950
Chatham Lodging Trust, Series A	6.63%	19,800	524,898
DiamondRock Hospitality Co., Series A	8.25%	45,000	1,255,950
Digital Realty Trust, Inc., Series K	5.85%	145,000	3,991,850
Digital Realty Trust, Inc., Series L	5.20%	46,000	1,231,880
DigitalBridge Group, Inc., Series I	7.15%	79,000	2,062,690
DigitalBridge Group, Inc., Series J	7.13%	20,000	527,200
EPR Properties, Series G	5.75%	45,000	1,136,700
Federal Realty Investment Trust, Series C	5.00%	84,143	2,141,439
Hersha Hospitality Trust, Series C	6.88%	81,500	1,922,585
Hersha Hospitality Trust, Series D	6.50%	30,000	687,000
Hudson Pacific Properties, Inc., Series C	4.75%	27,000	704,430
Kimco Realty Corp., Series L	5.13%	18,703	477,675
Kimco Realty Corp., Series M	5.25%	78,943	2,058,044
National Storage Affiliates Trust, Series A	6.00%	139,933	3,642,456
Pebblebrook Hotel Trust, Series E	6.38%	119,238	3,019,106
Pebblebrook Hotel Trust, Series G	6.38%	42,500	1,116,050
Pebblebrook Hotel Trust, Series H	5.70%	89,000	2,189,400
PS Business Parks, Inc., Series Z	4.88%	145,000	3,923,700
Public Storage, Series H	5.60%	50,000	1,359,000
Public Storage, Series J	4.70%	25,000	660,500
Public Storage, Series L	4.63%	165,000	4,418,700
Rexford Industrial Realty, Inc., Series B	5.88%	80,000	2,080,000
Rexford Industrial Realty, Inc., Series C	5.63%	56,000	1,466,080
Saul Centers, Inc., Series D	6.13%	107,000	2,782,000
Saul Centers, Inc., Series E	6.00%	57,000	1,565,790
Seritage Growth Properties, Series A	7.00%	168,025	4,029,240
SITE Centers Corp., Series A	6.38%	165,290	4,252,912
SL Green Realty Corp., Series I	6.50%	17,000	448,460
Spirit Realty Capital, Inc., Series A	6.00%	176,734	4,545,599
Summit Hotel Properties, Inc., Series E	6.25%	98,000	2,484,300
Summit Hotel Properties, Inc., Series F	5.88%	33,476	862,007
Sunstone Hotel Investors, Inc., Series H	6.13%	87,500	2,238,250
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	2,772,370

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Urstadt Biddle Properties, Inc., Series H	6.25%	94,000	$2,428,020
Urstadt Biddle Properties, Inc., Series K	5.88%	8,000	204,560
Vornado Realty Trust, Series M	5.25%	19,485	498,036
Vornado Realty Trust, Series N	5.25%	33,118	877,296
Vornado Realty Trust, Series O	4.45%	120,000	2,964,000

TOTAL PREFERRED STOCKS
(Cost $77,611,035)			82,176,053

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.11%)
Federated Hermes Treasury Obligations Fund, Class IS	0.010%	5,494,725	5,494,725

TOTAL SHORT TERM INVESTMENT
(Cost $5,494,725)			5,494,725

TOTAL INVESTMENTS (102.14%)
(Cost $4,159,338,898)			$5,171,764,003

Liabilities in Excess of Other Assets (-2.14%)			(108,184,047)
NET ASSETS (100.00%)			$5,063,579,956

(a)	A portion of these securities is held as collateral for the outstanding Lines of Credit. At December 31, 2021 outstanding collateral amounted to $5,084,093,225.
(b)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of December 31, 2021
$7,608,539	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
65,641,589	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
9,822,278	Barings Core Property Fund, L.P.	Quarterly	30	0
14,423,038	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
120,807,568	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	9,150,410
104,279,349	CA Student Living Income and Growth Fund	Quarterly	90	0
180,082,502	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
180,968,632	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	33,971,783
144,569,675	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
242,563,110	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
363,685,277	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
400,883,540	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
74,002,954	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
122,846,162	Dream U.S. Industrial Fund, L.P.	Quarterly	60	0
22,036,720	GWL U.S. Property Fund, L.P.	Quarterly	90	0
21,845,247	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
130,793,764	Heitman Core Real Estate Debt Income Trust	Quarterly	90	3,336,655
100,889,174	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
35,785,485	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
255,927,179	Morgan Stanley Prime Property Fund	Quarterly	90	0
197,936,739	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
75,384,095	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
79,648,652	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
41,570,312	PRISA, L.P.	Quarterly	90	0
99,456,189	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
80,292,990	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
33,231,580	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
146,707,721	TA Realty Core Property Fund, L.P.	Quarterly	45	0
87,743,244	TA Realty Logistics Fund, L.P.	Quarterly	45	65,812,500
119,377,804	TCM CRE Credit Fund, L.P.	Quarterly	90	10,100,000
16,086,732	UBS Trumbull Property Fund	Quarterly	60	0
65,046,865	USAA US Government Building Fund, LLC	Quarterly	60	0
200,222,428	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
60,536,226	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,902,703,359				$172,371,348

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Griffin Institutional Access Real Estate Fund

Notes to Quarterly Schedule of Investments

December 31, 2021 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of Net Asset Value – The net asset value of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market or dealer quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. If there has been no sale on such day that value is being determined, the securities are valued at the last reported sale price unless the Fair Value Pricing Committee believes the price is no longer reliable. If market prices become unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

The Board will determine in good faith, the fair value of securities for which market or dealer quotations are not readily available or deemed unreliable. In determining the fair value of publicly traded securities for which market or dealer quotations are not readily available or unreliable the Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; comparison to the values and current pricing of securities that have comparable characteristics; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity REITs”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies approved by the Fair Value Pricing Committee when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Private Equity REITs. The Private Equity REITs produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity REIT sponsor, if necessary. In between receipt of Sponsor NAVs, the value of each Private Equity REIT is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity REIT until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Fair Value Pricing Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity REIT following the conclusion of such Private Equity REIT’s valuation period, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended December 31, 2021, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of December 31, 2021:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,902,703,359
Publicly Traded Securities	1,181,389,866	–	–	1,181,389,866
Preferred Stocks	82,176,053	–	–	82,176,053
Short Term Investment	5,494,725	–	–	5,494,725
Total	$1,269,060,644	$–	$–	$5,171,764,003

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

For the period ended December 31, 2021, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of December 31, 2021, the Fund had total Unfunded Commitments in the amount of $172,371,348.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. PRINCIPAL RISK FACTORS

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

LIBOR Risk – Holdings of certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2023. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. Further, while the credit facility from which the Fund borrows contemplates a replacement of LIBOR, it is uncertain how such replacement will affect the Fund's payment obligations, among other terms, under the credit facility. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in the fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the fund’s shares represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Pandemic Risk – The novel coronavirus COVID-19 continues to cause disruptions in the global economy and the financial markets. As the pandemic has evolved, the impact across countries and markets has varied based on the spread of the virus, regulation and public response. Further, the pandemic and the responses thereto have caused various disruptions to the global supply chain, affecting wide swaths of manufacturing, automotive and consumer goods, among other sectors. While the health and economic outlook may improve in the short-term in some markets, such improvements may be uncertain and short-lived due to the rise of potential new variants and increased cases and hospitalizations, as well as potential increased restrictions in the response thereto. Further, the negative economic consequences, including to the global supply chain, caused by the pandemic may be prolonged and take years to resolve, if ever. Further, issuers that operate in the hospitality, healthcare, travel and entertainment industries may continue to face adverse market conditions due to future restrictions, which could result in adverse performance and potentially bankruptcy. Further, the disruptions caused by the pandemic have contributed to the global and U.S. rise in inflation, which may further increase in the future. Changes in the nature of the pandemic, including any increases in virality and/or lethality, may have negative consequences for the Fund, its service providers and issuers. While the Adviser is actively monitoring the course of the pandemic and its consequences, the uncertainty triggered by the pandemic is likely to continue and may have chilling effects on the overall market and the Fund’s performance.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of December 31, 2021, the Fund had 102.03% of the value of its net assets invested within the real estate industry.

REIT Risk – Share prices of Public REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.